UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2017

CLEARBRIDGE

LARGE CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Large Cap Value Fund for the six-month reporting period ended April 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2017

II	ClearBridge Large Cap Value Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended April 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s second reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.2%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on April 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In April 2017, 22.6% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

ClearBridge Large Cap Value Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.” Finally, at its meeting that concluded on May 3, 2017 — after the reporting period ended — the Fed kept rates on hold.

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility, the U.S. stock market rose sharply and posted strong results during the reporting period as a whole. The market rallied over the first four months of the period and reached several new all-time highs. This was driven by expectations for improving economic growth, an increase in fiscal spending and a rollback for certain government regulations under President Donald Trump’s administration. After largely treading water in March 2017, the market again rallied in April 2017, as first quarter 2017 corporate profits were generally better than expected. All told, for the six months ended April 30, 2017, the S&P 500 Indexiv gained 13.32%.

Looking at the U.S. stock market more closely, small-cap stocks, as measured by the Russell 2000 Indexv, generated the strongest returns, as they gained 18.37% over the reporting period. In contrast, mid-cap stocks generated the relatively weakest results, with the Russell Midcap Indexvi returning 12.94%, whereas large-cap stocks, as measured by the Russell 1000 Indexvii, rose 13.46%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 15.47% and 12.18%, respectively, during the six months ended April 30, 2017.

Performance review

For the six months ended April 30, 2017, Class A shares of ClearBridge Large Cap Value Fund, excluding sales charges, returned 12.44%. The Fund’s unmanaged benchmark, the Russell 1000 Value Indexx returned 11.69%, for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 12.53% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 499 funds in the Fund’s Lipper category, and excluding sales charges, if any.

IV	ClearBridge Large Cap Value Fund

Performance Snapshot as of April 30, 2017 (unaudited)
(excluding sales charges)	6 months
ClearBridge Large Cap Value Fund:
Class 1[1]	12.55%
Class A	12.44%
Class A2	12.37%
Class C	12.03%
Class R	12.26%
Class I	12.63%
Class IS	12.65%
Russell 1000 Value Index	11.69%
S&P 500 Index	13.32%
Lipper Large-Cap Value Funds Category Average	12.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class 1, Class A, Class A2, Class C, Class R, Class I and Class IS shares were 0.69%, 0.87%, 1.07%, 1.65%, 1.10%, 0.58% and 0.51%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2017

RISKS: Investments in common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political, social and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

[1]

Class 1 shares of the Fund are not available for purchases or incoming exchanges. Investors owning Class 1 shares may continue to hold those shares, but may not add to their Class 1 share positions, except through dividend reinvestment.

ClearBridge Large Cap Value Fund	V

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

VI	ClearBridge Large Cap Value Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2017 and October 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2016 and held for the six months ended April 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	12.55%	$1,000.00	$1,125.50	0.71%	$3.74	Class 1	5.00%	$1,000.00	$1,021.27	0.71%	$3.56
Class A	12.44	1,000.00	1,124.40	0.90	4.74	Class A	5.00	1,000.00	1,020.33	0.90	4.51
Class A2	12.37	1,000.00	1,123.70	1.06	5.58	Class A2	5.00	1,000.00	1,019.54	1.06	5.31
Class C	12.03	1,000.00	1,120.30	1.68	8.83	Class C	5.00	1,000.00	1,016.46	1.68	8.40
Class R	12.26	1,000.00	1,122.60	1.27	6.68	Class R	5.00	1,000.00	1,018.50	1.27	6.36
Class I	12.63	1,000.00	1,126.30	0.61	3.22	Class I	5.00	1,000.00	1,021.77	0.61	3.06
Class IS	12.65	1,000.00	1,126.50	0.54	2.85	Class IS	5.00	1,000.00	1,022.12	0.54	2.71

2	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

[1]	For the six months ended April 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2017

ClearBridge Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.7%
Consumer Discretionary — 13.6%
Media — 12.0%
Charter Communications Inc., Class A Shares	108,091	$37,308,689	*
DISH Network Corp., Class A Shares	828,668	53,399,366	*
SES, FDR	763,766	16,721,557	(a)
Time Warner Inc.	553,133	54,909,513
Twenty-First Century Fox Inc., Class B Shares	1,143,701	34,150,912
Total Media		196,490,037
Specialty Retail — 1.6%
Home Depot Inc.	170,923	26,681,080
Total Consumer Discretionary		223,171,117
Consumer Staples — 8.8%
Beverages — 1.1%
Anheuser-Busch InBev SA/NV, ADR	156,195	17,687,522
Food & Staples Retailing — 2.6%
CVS Health Corp.	531,843	43,845,137
Household Products — 1.1%
Kimberly-Clark Corp.	136,346	17,690,893
Tobacco — 4.0%
Philip Morris International Inc.	334,139	37,035,967
Reynolds American Inc.	453,904	29,276,808
Total Tobacco		66,312,775
Total Consumer Staples		145,536,327
Energy — 11.5%
Energy Equipment & Services — 4.8%
Halliburton Co.	794,433	36,448,586
National-Oilwell Varco Inc.	512,329	17,916,145
Schlumberger Ltd.	331,810	24,086,088
Total Energy Equipment & Services		78,450,819
Oil, Gas & Consumable Fuels — 6.7%
Chevron Corp.	273,246	29,155,348
Exxon Mobil Corp.	368,665	30,101,498
Royal Dutch Shell PLC, ADR, Class A Shares	361,395	18,861,205
Suncor Energy Inc.	1,031,314	32,342,007
Total Oil, Gas & Consumable Fuels		110,460,058
Total Energy		188,910,877

See Notes to Financial Statements.

4	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

ClearBridge Large Cap Value Fund

Security	Shares	Value
Financials — 25.8%
Banks — 13.3%
Bank of America Corp.	936,870	$21,866,546
Citigroup Inc.	555,653	32,850,205
JPMorgan Chase & Co.	756,753	65,837,511
U.S. Bancorp	880,195	45,136,400
Wells Fargo & Co.	969,469	52,196,211
Total Banks		217,886,873
Capital Markets — 3.0%
Bank of New York Mellon Corp.	426,775	20,084,031
State Street Corp.	353,401	29,650,344
Total Capital Markets		49,734,375
Consumer Finance — 4.1%
American Express Co.	431,315	34,181,714
Capital One Financial Corp.	223,036	17,927,634
Synchrony Financial	543,513	15,109,661
Total Consumer Finance		67,219,009
Insurance — 5.4%
Marsh & McLennan Cos. Inc.	399,213	29,593,659
MetLife Inc.	359,167	18,608,442
Progressive Corp.	470,458	18,686,592
Travelers Cos. Inc.	184,677	22,467,804
Total Insurance		89,356,497
Total Financials		424,196,754
Health Care — 12.5%
Biotechnology — 1.8%
Amgen Inc.	178,970	29,229,380
Health Care Providers & Services — 4.7%
AmerisourceBergen Corp.	232,520	19,078,266
Anthem Inc.	216,582	38,527,772
UnitedHealth Group Inc.	116,920	20,446,970
Total Health Care Providers & Services		78,053,008
Pharmaceuticals — 6.0%
Johnson & Johnson	247,938	30,612,905
Merck & Co. Inc.	635,386	39,603,610
Novartis AG, ADR	176,441	13,591,250
Teva Pharmaceutical Industries Ltd., ADR	453,014	14,306,182
Total Pharmaceuticals		98,113,947
Total Health Care		205,396,335

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2017

ClearBridge Large Cap Value Fund

Security	Shares	Value
Industrials — 8.9%
Aerospace & Defense — 1.7%
United Technologies Corp.	239,927	$28,548,914
Industrial Conglomerates — 4.6%
General Electric Co.	966,698	28,024,575
Honeywell International Inc.	361,970	47,468,746
Total Industrial Conglomerates		75,493,321
Machinery — 2.6%
Illinois Tool Works Inc.	303,640	41,929,647
Total Industrials		145,971,882
Information Technology — 8.3%
Communications Equipment — 2.3%
Motorola Solutions Inc.	440,983	37,911,309
Electronic Equipment, Instruments & Components — 1.9%
TE Connectivity Ltd.	411,912	31,869,631
Software — 3.3%
Microsoft Corp.	473,180	32,393,903
Nuance Communications Inc.	1,189,061	21,272,301	*
Total Software		53,666,204
Technology Hardware, Storage & Peripherals — 0.8%
Xerox Corp.	1,954,636	14,053,833
Total Information Technology		137,500,977
Materials — 6.2%
Chemicals — 1.6%
Air Products & Chemicals Inc.	120,038	16,865,339
PPG Industries Inc.	96,860	10,639,102
Total Chemicals		27,504,441
Construction Materials — 1.7%
Martin Marietta Materials Inc.	126,000	27,743,940
Containers & Packaging — 1.7%
Crown Holdings Inc.	494,885	27,758,100	*
Metals & Mining — 1.2%
Freeport-McMoRan Inc.	1,560,930	19,901,858	*
Total Materials		102,908,339
Real Estate — 1.5%
Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	199,926	25,178,680

See Notes to Financial Statements.

6	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

ClearBridge Large Cap Value Fund

Security		Shares	Value
Utilities — 1.6%
Multi-Utilities — 1.6%
Sempra Energy		228,370	$25,810,377
Total Investments before Short-Term Investments (Cost — $983,720,676)			1,624,581,665

	Rate
Short-Term Investments — 1.3%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $20,409,521)	0.643%	20,409,521	20,409,521
Total Investments — 100.0% (Cost — $1,004,130,197#)			1,644,991,186
Other Assets in Excess of Liabilities — 0.0%			368,015
Total Net Assets — 100.0%			$1,645,359,201

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Fiduciary Depositary Receipts

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2017

Assets:
Investments, at value (Cost — $1,004,130,197)	$1,644,991,186
Dividends and interest receivable	1,633,630
Receivable for Fund shares sold	1,362,508
Prepaid expenses	75,487
Total Assets	1,648,062,811

Liabilities:
Payable for Fund shares repurchased	993,188
Investment management fee payable	701,588
Service and/or distribution fees payable	206,838
Trustees’ fees payable	7,249
Accrued expenses	794,747
Total Liabilities	2,703,610
Total Net Assets	$1,645,359,201

Net Assets:
Par value (Note 7)	$532
Paid-in capital in excess of par value	992,118,228
Undistributed net investment income	1,727,523
Accumulated net realized gain on investments and foreign currency transactions	10,653,641
Net unrealized appreciation on investments and foreign currencies	640,859,277
Total Net Assets	$1,645,359,201

See Notes to Financial Statements.

8	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

Net Assets:
Class 1	$181,900,709
Class A	$400,148,296
Class A2	$184,737,337
Class C	$104,108,115
Class R	$96,738
Class I	$769,544,201
Class IS	$4,823,805

Shares Outstanding:
Class 1	5,863,257
Class A	12,895,183
Class A2	5,958,096
Class C	3,453,962
Class R	3,114
Class I	24,840,252
Class IS	155,651

Net Asset Value:
Class 1 (and redemption price)	$31.02
Class A (and redemption price)	$31.03
Class A2 (and redemption price)	$31.01
Class C*	$30.14
Class R (and redemption price)	$31.06
Class I (and redemption price)	$30.98
Class IS (and redemption price)	$30.99
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$32.92
Class A2 (based on maximum initial sales charge of 5.75%)	$32.90

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2017

Investment Income:
Dividends	$19,005,962
Interest	39,900
Less: Foreign taxes withheld	(499,194)
Total Investment Income	18,546,668

Expenses:
Investment management fee (Note 2)	4,202,172
Performance adjustment (Note 2)	(67,206)
Service and/or distribution fees (Notes 2 and 5)	1,246,391
Transfer agent fees (Note 5)	903,307
Fund accounting fees	63,767
Trustees’ fees	51,943
Registration fees	48,126
Shareholder reports	25,729
Legal fees	21,208
Audit and tax fees	17,666
Insurance	10,119
Custody fees	4,412
Miscellaneous expenses	8,467
Total Expenses	6,536,101
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,833)
Net Expenses	6,531,268
Net Investment Income	12,015,400

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	14,727,278
Foreign currency transactions	891
Net Realized Gain	14,728,169
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	159,924,223
Foreign currencies	(115)
Change in Net Unrealized Appreciation (Depreciation)	159,924,108
Net Gain on Investments and Foreign Currency Transactions	174,652,277
Increase in Net Assets From Operations	$186,667,677

See Notes to Financial Statements.

10	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2017 (unaudited) and the Year Ended October 31, 2016	2017	2016

Operations:
Net investment income	$12,015,400	$22,229,546
Net realized gain	14,728,169	31,460,797
Change in net unrealized appreciation (depreciation)	159,924,108	(19,965,865)
Increase in Net Assets From Operations	186,667,677	33,724,478

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,100,125)	(24,950,269)
Net realized gains	(11,555,937)	(22,159,907)
Decrease in Net Assets From Distributions to Shareholders	(22,656,062)	(47,110,176)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	78,659,531	149,772,917
Reinvestment of distributions	19,744,656	41,525,784
Cost of shares repurchased	(117,581,229)	(200,996,489)
Decrease in Net Assets From Fund Share Transactions	(19,177,042)	(9,697,788)
Increase (Decrease) in Net Assets	144,834,573	(23,083,486)

Net Assets:
Beginning of period	1,500,524,628	1,523,608,114
End of period*	$1,645,359,201	$1,500,524,628
*Includes undistributed net investment income of:	$1,727,523	$812,248

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2017[2]	2016	2015	2014	2013[3]

Net asset value, beginning of period	$27.96	$28.22	$28.27	$24.76	$23.68

Income from operations:
Net investment income	0.24	0.44	0.43	0.58	0.06
Net realized and unrealized gain	3.26	0.20	0.09	3.33	1.10
Total income from operations	3.50	0.64	0.52	3.91	1.16

Less distributions from:
Net investment income	(0.22)	(0.49)	(0.57)	(0.40)	(0.08)
Net realized gains	(0.22)	(0.41)	—	—	—
Total distributions	(0.44)	(0.90)	(0.57)	(0.40)	(0.08)

Net asset value, end of period	$31.02	$27.96	$28.22	$28.27	$24.76
Total return[4]	12.55%	2.38%	1.85%[5]	15.86%	4.90%

Net assets, end of period (000s)	$181,901	$169,896	$183,023	$199,654	$192,127

Ratios to average net assets:
Gross expenses	0.71%[6]	0.69%	0.68%	0.78%	0.73%[6,7]
Net expenses[8]	0.71 [6]	0.69	0.68	0.78	0.71 [6,7,9]
Net investment income	1.60 [6]	1.60	1.51	2.19	1.27 [6]

Portfolio turnover rate	4%	5%	10%	16%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]	For the period August 16, 2013 (inception date) through October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.78% for the year ended October 31, 2015.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.70% and 0.69%, respectively.

[8]

Prior to December 31, 2014, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. Beginning January 1, 2015 through February 28, 2015, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. Effective March 1, 2015, the ratio of total annual fund operating expenses of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A2 shares. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$27.97	$28.23	$28.27	$24.77	$20.06	$17.35

Income from operations:
Net investment income	0.21	0.39	0.37	0.54	0.34	0.33
Net realized and unrealized gain	3.26	0.20	0.10	3.32	4.68	2.71
Total income from operations	3.47	0.59	0.47	3.86	5.02	3.04

Less distributions from:
Net investment income	(0.19)	(0.44)	(0.51)	(0.36)	(0.31)	(0.33)
Net realized gains	(0.22)	(0.41)	—	—	—	—
Total distributions	(0.41)	(0.85)	(0.51)	(0.36)	(0.31)	(0.33)

Net asset value, end of period	$31.03	$27.97	$28.23	$28.27	$24.77	$20.06
Total return[3]	12.44%	2.19%	1.67%[4]	15.65%	25.23%	17.61%

Net assets, end of period (000s)	$400,148	$383,018	$401,731	$448,510	$412,145	$293,451

Ratios to average net assets:
Gross expenses	0.90%[5]	0.87%	0.89%	0.93%	0.98%[6]	1.01%
Net expenses	0.90 [5,7,8]	0.87 [7]	0.89 [7]	0.93	0.98 [6]	1.01
Net investment income	1.40 [5]	1.42	1.30	2.02	1.49	1.73

Portfolio turnover rate	4%	5%	10%	16%	11%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.56% for the year ended October 31, 2015.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2017[2]	2016	2015	2014	2013[3]

Net asset value, beginning of period	$27.95	$28.21	$28.26	$24.75	$23.68

Income from operations:
Net investment income	0.19	0.33	0.32	0.48	0.04
Net realized and unrealized gain	3.26	0.21	0.09	3.33	1.10
Total income from operations	3.45	0.54	0.41	3.81	1.14

Less distributions from:
Net investment income	(0.17)	(0.39)	(0.46)	(0.30)	(0.07)
Net realized gains	(0.22)	(0.41)	—	—	—
Total distributions	(0.39)	(0.80)	(0.46)	(0.30)	(0.07)

Net asset value, end of period	$31.01	$27.95	$28.21	$28.26	$24.75
Total return[4]	12.37%	2.00%	1.47%[5]	15.44%	4.81%

Net assets, end of period (000s)	$184,737	$165,533	$166,980	$168,670	$151,083

Ratios to average net assets:
Gross expenses	1.06%[6]	1.07%	1.06%	1.15%	1.13%[6,7]
Net expenses[8]	1.06 [6]	1.07	1.06	1.15	1.13 [6,7]
Net investment income	1.25 [6]	1.22	1.13	1.80	0.85 [6]

Portfolio turnover rate	4%	5%	10%	16%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]	For the period August 16, 2013 (inception date) through October 31, 2013.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.40% for the year ended October 31, 2015.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

14	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$27.18	$27.46	$27.52	$24.13	$19.56	$16.93

Income from operations:
Net investment income	0.09	0.18	0.15	0.32	0.14	0.18
Net realized and unrealized gain	3.17	0.19	0.08	3.23	4.60	2.63
Total income from operations	3.26	0.37	0.23	3.55	4.74	2.81

Less distributions from:
Net investment income	(0.08)	(0.24)	(0.29)	(0.16)	(0.17)	(0.18)
Net realized gains	(0.22)	(0.41)	—	—	—	—
Total distributions	(0.30)	(0.65)	(0.29)	(0.16)	(0.17)	(0.18)

Net asset value, end of period	$30.14	$27.18	$27.46	$27.52	$24.13	$19.56
Total return[3]	12.03%	1.43%	0.85%[4]	14.73%	24.31%	16.67%

Net assets, end of period (000s)	$104,108	$96,248	$105,794	$112,788	$108,088	$43,485

Ratios to average net assets:
Gross expenses	1.68%[5]	1.65%	1.66%	1.74%	1.74%[6]	1.78%
Net expenses[7]	1.68 [5,8]	1.65	1.66	1.74	1.74 [6]	1.78
Net investment income	0.62 [5]	0.68	0.53	1.23	0.65	0.97

Portfolio turnover rate	4%	5%	10%	16%	11%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.77% for the year ended October 31, 2015.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.73%.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2017[2]	2016	2015	2014[3]

Net asset value, beginning of period	$28.00	$28.22	$28.25	$25.73

Income (loss) from operations:
Net investment income	0.15	0.30	0.27	0.32
Net realized and unrealized gain (loss)	3.28	0.20	(0.03)	2.51
Total income from operations	3.43	0.50	0.24	2.83

Less distributions from:
Net investment income	(0.15)	(0.31)	(0.27)	(0.31)
Net realized gains	(0.22)	(0.41)	—	—
Total distributions	(0.37)	(0.72)	(0.27)	(0.31)

Net asset value, end of period	$31.06	$28.00	$28.22	$28.25
Total return[4]	12.26%	1.87%	0.83%[5]	11.04%

Net assets, end of period (000s)	$97	$84	$14	$45

Ratios to average net assets:
Gross expenses	1.27%[6]	1.10%	1.45%	1.23%[6]
Net expenses[7]	1.27 [6]	1.10	1.38 [8]	1.23 [6]
Net investment income	1.03 [6]	1.09	0.92	1.36 [6]

Portfolio turnover rate	4%	5%	10%	16%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]	For the period December 19, 2013 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.65% for the year ended October 31, 2015.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.45%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended October 31, 2014.

See Notes to Financial Statements.

16	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$27.92	$28.18	$28.23	$24.73	$20.02	$17.33

Income from operations:
Net investment income	0.25	0.47	0.46	0.63	0.40	0.39
Net realized and unrealized gain	3.27	0.20	0.09	3.32	4.69	2.69
Total income from operations	3.52	0.67	0.55	3.95	5.09	3.08

Less distributions from:
Net investment income	(0.24)	(0.52)	(0.60)	(0.45)	(0.38)	(0.39)
Net realized gains	(0.22)	(0.41)	—	—	—	—
Total distributions	(0.46)	(0.93)	(0.60)	(0.45)	(0.38)	(0.39)

Net asset value, end of period	$30.98	$27.92	$28.18	$28.23	$24.73	$20.02
Total return[3]	12.63%	2.49%	1.96%[4]	16.04%	25.67%	17.89%

Net assets, end of period (000s)	$769,544	$683,038	$663,993	$632,992	$553,598	$389,564

Ratios to average net assets:
Gross expenses	0.61%[5]	0.58%	0.58%	0.60%	0.68%[6]	0.69%
Net expenses[7]	0.61 [5]	0.58	0.58	0.60	0.68 [6]	0.69
Net investment income	1.69 [5]	1.71	1.61	2.35	1.80	2.05

Portfolio turnover rate	4%	5%	10%	16%	11%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.89% for the year ended October 31, 2015.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.90%.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2017[2]	2016	2015	2014	2013[3]		2013[4]

Net asset value, beginning of period	$27.93	$28.19	$28.24	$24.73	$24.40		$22.13

Income (loss) from operations:
Net investment income (loss)	0.27	0.48	0.44	0.62	(0.00)	[5]	0.19
Net realized and unrealized gain	3.26	0.21	0.12	3.33	0.33		1.18
Total income from operations	3.53	0.69	0.56	3.95	0.33		1.37

Less distributions from:
Net investment income	(0.25)	(0.54)	(0.61)	(0.44)	—		(0.22)
Net realized gains	(0.22)	(0.41)	—	—	—		—
Total distributions	(0.47)	(0.95)	(0.61)	(0.44)	—		(0.22)

Net asset value, end of period	$30.99	$27.93	$28.19	$28.24	$24.73		$23.28
Total return[6]	12.65%	2.56%	2.02%[7]	16.06%	1.35%		6.22%

Net assets, end of period (000s)	$4,824	$2,707	$2,075	$12	$10		$13,925

Ratios to average net assets:
Gross expenses	0.54%[8]	0.51%	0.52%	0.67%	0.79%[8]		0.63%[8,9]
Net expenses[10]	0.54 [8]	0.51	0.52	0.60 [11]	0.61	[8,11]	0.63 [8,9]
Net investment income (loss)	1.79 [8]	1.76	1.57	2.33	(0.23)	[8]	1.68 [8]

Portfolio turnover rate	4%	5%	10%	16%	11%		—%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]	For the period October 16, 2013 (re-inception date) to October 31, 2013.

[4]	For the period March 11, 2013 (inception date) through August 30, 2013.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.98% for the year ended October 31, 2015.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.62%.

[10]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$206,449,560	$16,721,557	—	$223,171,117
Other common stocks	1,401,410,548	—	—	1,401,410,548
Total long-term investments	1,607,860,108	16,721,557	—	1,624,581,665
Short-term investments†	20,409,521	—	—	20,409,521
Total investments	$1,628,269,629	$16,721,557	—	$1,644,991,186

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended April 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2017, securities valued at $16,721,557 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

22	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Fund that has the lowest performance for the period and the S&P 500 Index over the last prior 12-month period, this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Fund for the 12-month period. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Fund’s performance exceeds or is exceeded by S&P 500 Index by ten or more percentage points. During the six months ended April 30, 2017, there were performance adjustments that decreased the base management fee as the Fund’s performance varied from that of the S&P 500 Index by at least one percentage point.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.42%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A2 shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the six months ended April 30, 2017, fees waived and/or expenses reimbursed amounted to $4,833.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

24	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2017, LMIS and its affiliates retained sales charges of $6,990 and $62,989 on sales of the Fund’s Class A shares and Class A2 shares, respectively. In addition, for the six months ended April 30, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$15,807	$85	$357

As of the close of business on March 2, 2007, due to the merger with Legg Mason Partners Large Cap Value Fund, the Fund assumed an unfunded, non-qualified deferred compensation plan (the “Plan”) that allowed non-interested Trustees (“Independent Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Independent Trustees. The deferred balances were reported in the Statement of Assets and Liabilities under Trustees’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of April 30, 2017, the Fund had accrued no deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$61,298,654
Sales	77,457,951

At April 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$668,158,116
Gross unrealized depreciation	(27,297,127)
Net unrealized appreciation	$640,860,989

4. Derivative instruments and hedging activities

During the six months ended April 30, 2017, the Fund did not invest in derivative instruments.

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$146,228
Class A	$502,539	†	219,275
Class A2	223,183	†	232,638
Class C	520,439		70,577
Class R	230		103
Class I	—		234,480
Class IS	—		6
Total	$1,246,391		$903,307

†	Amounts shown are exclusive of expense reimbursements. For the six months ended April 30, 2017, the service and/or distribution fees reimbursed amounted to $4,764 and $69 for Class A and Class C shares, respectively.

For the six months ended April 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$4,764
Class A2	—
Class C	69
Class R	—
Class I	—
Class IS	—
Total	$4,833

26	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended April 30, 2017	Year Ended October 31, 2016
Net Investment Income:
Class 1	$1,324,964	$3,075,960
Class A	2,575,856	6,160,057
Class A2	1,011,490	2,295,760
Class C	299,217	905,266
Class R	447	887
Class I	5,856,580	12,463,199
Class IS	31,571	49,140
Total	$11,100,125	$24,950,269

Net Realized Gains:
Class 1	$1,302,104	$2,642,082
Class A	2,946,251	5,814,274
Class A2	1,273,763	2,432,645
Class C	754,300	1,574,082
Class R	647	198
Class I	5,257,835	9,664,847
Class IS	21,037	31,779
Total	$11,555,937	$22,159,907

7. Shares of beneficial interest

At April 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	86,529	$2,627,068	209,094	$5,718,042
Shares repurchased	(299,558)	(9,117,316)	(617,257)	(16,856,101)
Net decrease	(213,029)	$(6,490,248)	(408,163)	$(11,138,059)

Class A
Shares sold	402,149	$12,146,890	1,258,675	$34,458,147
Shares issued on reinvestment	172,303	5,228,112	416,177	11,380,926
Shares repurchased	(1,374,473)	(41,832,294)	(2,210,606)	(60,941,657)
Net decrease	(800,021)	$(24,457,292)	(535,754)	$(15,102,584)

ClearBridge Large Cap Value Fund 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A2
Shares sold	325,002	$9,881,367	609,704	$16,695,570
Shares issued on reinvestment	75,379	2,285,244	173,061	4,728,405
Shares repurchased	(365,667)	(11,099,612)	(778,245)	(21,314,977)
Net increase	34,714	$1,066,999	4,520	$108,998

Class C
Shares sold	269,030	$7,928,062	177,110	$4,656,298
Shares issued on reinvestment	34,311	1,008,654	89,784	2,382,604
Shares repurchased	(390,235)	(11,518,696)	(578,021)	(15,406,398)
Net decrease	(86,894)	$(2,581,980)	(311,127)	$(8,367,496)

Class R
Shares sold	82	$2,541	3,674	$99,309
Shares issued on reinvestment	36	1,094	39	1,085
Shares repurchased	—	—	(1,196)	(34,082)
Net increase	118	$3,635	2,517	$66,312

Class I
Shares sold	1,536,131	$46,571,157	3,406,698	$92,956,639
Shares issued on reinvestment	281,654	8,541,876	630,843	17,233,803
Shares repurchased	(1,440,668)	(43,619,346)	(3,134,202)	(86,089,344)
Net increase	377,117	$11,493,687	903,339	$24,101,098

Class IS
Shares sold	70,110	$2,129,514	33,244	$906,954
Shares issued on reinvestment	1,729	52,608	2,958	80,919
Shares repurchased	(13,116)	(393,965)	(12,865)	(353,930)
Net increase	58,723	$1,788,157	23,337	$633,943

8. Capital loss carryforward

As of October 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(1,017,553)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

28	ClearBridge Large Cap Value Fund 2017 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

ClearBridge Large Cap Value Fund	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2016. The Fund performed better than the median performance of the funds in the Performance Universe for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2016, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees

30	ClearBridge Large Cap Value Fund

noted the Fund’s performance compared to the S&P 500® Index and its effect on the advisory fee paid by the Fund. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the three-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and noted that the portfolio managers continued to apply a consistent investment strategy. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager, as it may be adjusted depending on the Fund’s performance compared to the S&P 500® Index, in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because the management fee paid to the Manager may be increased or decreased depending on the Fund’s performance compared to the S&P 500® Index, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

ClearBridge Large Cap Value Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 15 institutional large-cap value funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional large-cap value funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

32	ClearBridge Large Cap Value Fund

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Large Cap Value Fund	33

ClearBridge

Large Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011197 6/17 SR17-3073

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 22, 2017